CERTIFICATION PURSUANT TO SECTION 906<?xml:namespace prefix = o ns = "urn:schemas-microsoft-com:office:office" />

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. 1350)

In connection with the Quarterly Report on Form 10-Q for the period ended September 30, 2009 (the “Report”) of American Post Tension, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Sabatha Golay, the Treasurer and Principal Accounting Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

November 23, 2009

  /s/ Sabatha Golay

Sabatha Golay

Treasurer and Principal Accounting Officer